 Exhibit 99
CONFERENCE CALL

BIRMINGHAM, Alabama (November 2, 2000) Protective Life Corporation (NYSE:PL) will be hosting an investor meeting Tuesday, November 8, 2000, in New York. The public may listen to the meeting by calling 1-800-369-1673 at 9:00 a.m. Eastern.

Meeting materials will be available on the day of the meeting on the Company's web site at www.protective.com.

A recording of the call will be available beginning 3:00 p.m. Eastern, until midnight November 9. You may access the recording by calling 1-800-324-4696, and giving the passcode "Protective Life".